Financial risk management - Capital risk management (Details) - CNY (¥) ¥ in Thousands	Dec. 31, 2022	Dec. 31, 2021	Dec. 31, 2020	Dec. 31, 2019
Financial risk management
Total borrowings	¥ 201,876	¥ 233,815
Add: Convertible note (Note 27)	64,565	38,059
Less: Cash and cash equivalents (Note 19)	(12,161)	(39,289)	¥ (44,384)
Restricted cash (Note 19)	(1,547)
Net debt	252,733	232,585
Total equity	(125,880)	(186,422)	¥ 425,736	¥ 590,598
Total capital	¥ 126,853	¥ 46,163
Gearing ratio	199.23%	503.83%